UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the SPX Corporation (the “Company”) 2017 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 8, 2017, the proposals listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s proxy statement. The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, there were 42,787,058 shares of common stock outstanding and entitled to vote on each matter presented at the Annual Meeting. At the Annual Meeting, 38,631,728 shares of common stock, or approximately 90.29% of the outstanding common stock entitled to vote, were represented in person or by proxy.

Proposal 1: The Company’s stockholders elected the following nominees named in the Company’s proxy statement to serve as directors until the 2020 Annual Meeting of Stockholders or until a successor is duly elected and qualified. The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ricky D. Puckett	34,353,480	314,544	122,359	3,841,345
Tana L. Utley	34,425,135	252,338	112,910	3,841,345

Proposal 2: The Company’s stockholders approved the Company’s named executive officers’ compensation, on a non-binding advisory basis. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
33,389,041	1,076,844	324,498	3,841,345

Proposal 3: The Company’s stockholders recommend annual (1 Year) frequency of future advisory votes on the Company’s named executive officers’ compensation, on a non-binding advisory basis. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,853,717	168,898	6,407,287	360,481	3,841,345

In accordance with the results of this advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

Proposal 4: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
38,103,011	372,282	156,435	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: May 10, 2017	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, Secretary and General Counsel